                                                                    Exhibit 10.1

                          THIRD FORBEARANCE AGREEMENT


          THIRD FORBEARANCE AGREEMENT, dated as of September 15, 2000 (the "Agreement") to the Credit Agreement, dated as of July 31, 1998 (as heretofore amended and as may be further amended, restated, modified and supplemented from time to time, the "Credit Agreement"), among GLOBE MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement (the "Lenders"), BANK OF AMERICA, N.A., as Administrative Agent (the "Agent"), GLOBE HOLDINGS, INC., a Massachusetts corporation ("Holdings"), and the other Guarantors identified in the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, the Borrower, Holdings, the Agent and the Lenders are party to that certain Forbearance Agreement dated as of July 17, 2000 (the "Forbearance Agreement"); and

          WHEREAS, pursuant to the Forbearance Agreement, the Agent and the Lenders agreed, inter alia, to forbear from exercising certain rights in respect of the Subject Defaults (as defined in the Forbearance Agreement) through September 15, 2000; and

          WHEREAS, the Borrower has informed the Agent that additional Events of Default may occur and continue as a result of the non-compliance by the Borrower with the financial covenants contained in Sections 8.08, 8.09 and 8.16 of the Credit Agreement for the period ended September 30, 2000 and Section 8.10 of the Credit Agreement from September 16, 2000 through December 31, 2000 (collectively, the "Covenant Defaults"); and

          WHEREAS, the Borrower has informed the Agent that it may not be able to make the interest payments due on the Loans during the Forbearance Period (as hereinafter defined) (the "Interest Default" and together with the Subject Defaults and Covenant Defaults, the "New Specified Defaults"); and

          WHEREAS, the Borrower has requested that the Lenders and the Agent forbear from exercising certain rights in respect of the New Specified Defaults, and the Agent and the Lenders have agreed to do so on the terms contained herein.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

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SECTION 1.  Forbearance Provisions.
            ----------------------

          (a) The Agent, the Lenders, the Borrower and each of the Guarantors hereby acknowledge the occurrence and continuance of each of the Subject Defaults which have occurred and are continuing. The Borrower and each of the Guarantors agree that during the pendency of the Forbearance Period and so long as any Default or Event of Default remains in effect (including any New Specified Defaults), the Borrower shall not request, and the Lenders shall not be obligated to make or issue, any new Loan or any new Letter of Credit; provided, that any Loan outstanding as of the Effective Date (as herein defined) may only be converted to or continued as a Base Rate Loan.

          (b) The Agent and the Lenders agree to forbear from taking any action permitted to be taken by them under the Credit Agreement with respect to all New Specified Defaults for the period of time commencing on the Effective Date and terminating on the Termination Date (as herein defined) (the "Forbearance Period"); provided, however, that such forbearance shall extend only to the New Specified Defaults and not to any other Defaults or Events of Default now existing or occurring after the Effective Date and shall not in any way or manner restrict the Agent or the Lenders from exercising any rights or remedies they may have with respect to New Specified Defaults after the expiration or termination of the Forbearance Period or with respect to any other Default or Event of Default at any time. "Termination Date" shall mean the earliest to occur of any of the following events: (i) 5:00 p.m. (Eastern time) on December 31, 2000; (ii) the occurrence and continuance of an Event of Default other than the New Specified Defaults; (iii) the Borrower's Consolidated Interest Coverage Ratio shall be less than 1.12 to 1.0 for the rolling twelve-months ended September 30, 2000; (iv) the Borrower's Consolidated Leverage Ratio shall be no more than 12.93 to 1.0 at any time during the rolling twelve-months ended September 30, 2000; (v) the Borrower's Consolidated Fixed Charge Coverage Ratio shall be less than 0.660 to 1.0 for the rolling twelve-months ended September 30, 2000; and (vi) the Borrower's failure to comply with any of the provisions of this Agreement;

          (c) Subject to the terms hereof, the Borrower, each of the Guarantors, the Agent and the Lenders hereby agree that, notwithstanding the first sentence of Section 2.09(c) of the Credit Agreement and in order to induce the Agent and the Lenders to enter into this Agreement, during the Forbearance Period, interest on each Loan outstanding as of the Effective Date shall, to the extent the Borrower has sufficient cash available, be paid on the last Business Day of each month.

          (d) Notwithstanding any provision in the Credit Agreement or the Loan Documents to the contrary, during the Forbearance Period, all fees which are payable under the Credit Agreement and the Loan Documents on a quarterly basis,

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including, without limitation, the Commitment Fee and letter of credit fees, shall be payable on a monthly basis on the last Business Day of each month.

SECTION 2.  Additional Provisions.
            ---------------------

          (a) During the term of the Forbearance Period, the Borrower shall (i) cause its financial advisors to consult and review with the Agent's counsel's financial advisor, PricewaterhouseCoopers ("PWC"), the Borrower's capital expenditure program, (ii) employ additional financial staff (either through external hiring or continuing the retention of professionals from Rothschild or the Borrower's outside auditors) for the purposes of preparing financial and cash flow projections, (iii) provide PWC reasonable access to all of the Borrower's books of account, records and financial information, as well as reasonable access to the Borrower's financial officers and representatives for the purpose of evaluating the Borrower's business plan and financial restructuring plan, in a manner and scope satisfactory to the Agent, (iv) deliver to the Agent and the Lenders weekly flash reports (including rolling thirteen week cash flow projections) by no later than the third Business Day of the following week and (v) provide to the Agent and the Lenders on the last Business Day of each week a status report in form and substance reasonably acceptable to the Required Lenders regarding the sale process undertaken by the Borrower.

          (b) The Borrower shall have received, and provided copies to the Agent and the Lenders, the following items on the dates specified below: (i) by no later than September 29, 2000, a bona fide letter of intent for the purchase of the Borrower's assets or stock by a qualified prospective purchaser, (ii) by no later than November 15, 2000, a binding letter of intent from a qualified prospective purchaser for the sale of the Borrower's assets or stock, together with a written summary of the terms of such sale which summary of terms shall be in form and substance reasonably acceptable to the Agent and the Required Lenders, and (iii) by no later than December 15, 2000, the Borrower shall have executed a purchase and sale agreement having customary conditions in form and substance reasonably acceptable to the Agent and the Required Lenders.

          (c) The Borrower, each of the Guarantors, the Agent and the Lenders agree that the Aggregate Revolving Commitment is hereby permanently and irrevocably reduced to $27,900,000.

SECTION 3. Total Cash Disbursements. The Borrower agrees that it shall not permit "Total Cash Disbursements" as listed in the projections delivered to the Agent on September 7, 2000 for any month during the Forbearance Period, before giving effect to any interest payment scheduled to have been made during the Forbearance Period, to exceed 125% (the "Threshold") of the amount budgeted for such month except to the extent that such amounts in excess of the Threshold can be attributed to short-term, i.e., 3 to 5 business days, timing issues.

SECTION 4. Representations and Warranties. The Borrower and each of the Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and Lenders that:

          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any person (including, without limitation, shareholders or creditors of the Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby which has not been obtained;

          (c) This Agreement and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

          (d) The execution, delivery and performance of this Agreement and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

          (e) After giving effect to this Agreement, there does not exist any Default or Event of Default other than the Subject Defaults; and

          (f) After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date).

SECTION 5.  Conditions to Effectiveness.

          This Agreement shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Agent in writing:

          (i) The Agent shall have received in form and substance satisfactory to the Agent and its counsel, counterparts of this Agreement executed by the Borrower, the Guarantors, and the Lenders and such other approvals or documents as the Agent may reasonably request;

          (ii) All representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct in all material respects;

          (iii) No Default or Event of Default, other than the Subject Defaults, shall have occurred and be continuing;

          (iv) The Agent shall have received payment in full of all outstanding invoices for reasonable costs and expenses owing to the Agent and the Lenders in accordance with Section 12.04 of the Credit Agreement, including, without limitation, the reasonable fees and expenses of (x) counsel to the Agent, (y) counsel to the individual Lenders and (z) the Agent's financial advisor; and

          (v) The Agent shall have received from the Borrower the sum of $400,000 to be applied as a prepayment of interest on account of the Loans.


SECTION 6.  Ratification; Waiver of Defenses.

          (a) The Credit Agreement and the Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Agent, the Lenders, the Issuing Bank and the Cash Management Bank in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise.

          (b) This Agreement shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agent or the Lenders or (ii) to prejudice any other right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.

SECTION 7. References. All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Agreement shall constitute a Loan Document.

SECTION 8. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

SECTION 9. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Acknowledgement by Guarantors. Each of the Guarantors hereby acknowledges that it has read this Agreement and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Agreement, (i) its obligations under its Guaranty shall not be impaired or affected and (ii) such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SECTION 11. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

SECTION 12. Headings. Section headings in this Agreement are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                        [Signatures on Following Page]

          IN WITNESS WHEREOF, the Borrower, each Guarantor, the Lenders and the Agent have caused this Agreement to be duly executed by their respective officers on the day and year first above written.

                                      GLOBE MANUFACTURING CORP.


                                      By:  /s/    Richard F. Heitmiller
                                           ----------------------------
                                           Name:  Richard F. Heitmiller
                                           Title: Vice Chairman and Chief
                                                  Executive Officer


                                      GLOBE HOLDINGS, INC.


                                      By:  /s/    Richard F. Heitmiller
                                           ------------------------------
                                           Name:  Richard F. Heitmiller
                                           Title: Vice Chairman and Chief
                                                  Executive Officer


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent


                                      By:  /s/    Liliana Claar
                                           ------------------------------
                                           Name:  Liliana Claar
                                           Title: Vice President


                                      BANK OF AMERICA, N.A., as Lender


                                      By:  /s/    Jay T. Wampler
                                           -------------------------------
                                           Name:  Jay T. Wampler
                                           Title: Managing Director

                              MERRILL LYNCH CAPITAL CORPORATION


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:

                              OAKTREE CAPITAL MANAGEMENT LLC, as general partner of or investment manager for OCM Opportunities Fund III, L.P. and Columbia/HCA Master Retirement Trust (separate account)


                              By:   /s/  Phillip W. Otero
                                  ------------------------------------------
                                  Name:  Phillip W. Otero
                                  Title: Vice President


                              By:   /s/  Kenneth Liang
                                  ------------------------------------------
                                  Name:  Kenneth Liang
                                  Title: Managing Director & General Counsel

                              BHF (USA) CAPITAL CORPORATION


                              By:   /s/  Christopher Ruzzi
                                  ------------------------------------------
                                  Name:  Christopher Ruzzi
                                  Title: Vice President


                              By:   /s/  Dana McDougall
                                  ------------------------------------------
                                  Name:  Dana McDougall
                                  Title: Vice President

                              CYPRESSTREE INSTITUTIONAL FUND, LLC

                              By: CypressTree Investment Management
                                  Company, Inc., its Managing Manager


                              By:
                                  ---------------------------------------
                                  Name:  Jeffrey W. Heuer
                                  Title: Principal


                              CYPRESSTREE INVESTMENT FUND, LLC

                              By: CypressTree Investment Management Company,
                                  Inc., its Managing Manager


                              By:
                                  ---------------------------------------
                                  Name:  Jeffrey W. Heuer
                                  Title: Principal


                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                              As: Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance
                                  Company as Portfolio Manager


                              By:
                                  ---------------------------------------
                                  Name:  Jeffrey W. Heuer
                                  Title: Principal


                              CYPRESSTREE SENIOR FLOATING RATE FUND

                              By: CypressTree Investment Management Company,
                                  Inc., as Portfolio Manager


                              By:
                                  ---------------------------------------
                                  Name:  Jeffrey W. Heuer
                                  Title: Principal

                              CYPRESSTREE INVESTMENT PARTNERS I LTD.

                              By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                              By:
                                 ---------------------------------------------
                                 Name:   Jeffrey W. Heuer
                                 Title:  Principal


                              NORTH AMERICAN SENIOR FLOATING RATE FUND

                              By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                              By:
                                 ---------------------------------------------
                                 Name:   Jeffrey W. Heuer
                                 Title:  Principal


                              EATON VANCE SENIOR INCOME TRUST
                              By:  Eaton Vance Management, as
                                   Investment Advisor


                              By:   /s/  Payson F. Swaffield
                                 ---------------------------------------------
                                 Name:   Payson F. Swaffield
                                 Title:  Vice President


                              FIRST SOURCE FINANCIAL LLP

                              By:  First Source Financial Inc., its
                                   Agent/Manager


                              By:   /s/  Jeffrey A. Cerny
                                 ---------------------------------------------
                                 Name:   Jeffrey A. Cerny
                                 Title:  Vice President

                              FLEET NATIONAL BANK


                              By:
                                 ---------------------------------------------
                                 Name:
                                 Title:


                              HELLER FINANCIAL, INC.


                              By:   /s/  Hugh Wilder
                                 ---------------------------------------------
                                 Name:   Hugh Wilder
                                 Title:  Senior Vice President


                              KZH - CYPRESSTREE-1 CORPORATION


                              By:
                                 ---------------------------------------------
                                 Name:   Peter Chin
                                 Title:  Authorized Agent


                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST
                              By:  c/o Morgan Stanley Dean Witter Advisors,
                                   Inc.


                              By:   /s/  Sheila Finnerty
                                 ---------------------------------------------
                                 Name:   Sheila Finnerty
                                 Title:  Vice President


                              NATIONAL CITY BANK


                              By:   /s/  Sharon Johnston
                                 ---------------------------------------------
                                 Name:   Sharon Johnston
                                 Title:  Vice President

                              OXFORD STRATEGIC INCOME FUND
                              By:  Eaton Vance Management, as
                                   Investment Advisor

                              By:   /s/  Payson F. Swaffield
                                 ---------------------------------------------
                                 Name:   Payson F. Swaffield
                                 Title:  Vice President


                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and Research, as
                                   Investment Advisor


                              By:   /s/  Payson F. Swaffield
                                 ---------------------------------------------
                                 Name:   Payson F. Swaffield
                                 Title:  Vice President


                              SUNTRUST BANK


                              By:  /s/   T. Michael Logan
                                 ---------------------------------------------
                                 Name:   T. Michael Logan
                                 Title:  Managing Director


                              WILLIAM E. SIMON & SONS SPECIAL SITUATION
                              PARTNERS, L.P.


                              By:  /s/   Dale Leshaw
                                 ---------------------------------------------
                                 Name:   Dale Leshaw
                                 Title:  Vice President